Exhibit 99

Thursday, August 28, 2003

COMPANY PRESS RELEASE

Transgenomic Inc. Announces $4.5 Million Private Placement

OMAHA, Neb., August 28 / — Transgenomic Inc. (Nasdaq: TBIO) announced today it has entered into securities purchase agreements with a select group of investors with gross proceeds of $4.5 million. The principal purchasers were two of its largest institutional investors. Fahnestock & Co. Inc. (New York) served as placement agent for this transaction.

The securities were offered to accredited investors in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The securities have not been registered under the Securities Act or any state securities laws and the securities may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. As a condition to the transaction, Transgenomic has agreed to file a registration statement under the Securities Act covering the resale of the shares purchased. This press release does not and will not constitute an offer to sell or the solicitation of an offer to buy shares and is being issued under Rule 135c under the Securities Act.

About Transgenomic

Transgenomic provides versatile and innovative research tools and related consumable products to the life sciences industry for the synthesis, separation, analysis and purification of nucleic acids and a wide variety of nucleic acid-based specialty chemicals. Through its nucleic acids business segment, Transgenomic provides specialty chemicals, including advanced nucleic acid building blocks and associated reagents, used in applications such as genetic diagnostics and therapeutics. Manufacturing operations include a cGMP facility for the synthesis of oligonucleotides.

Transgenomic’s biosystems segment offers its WAVE® Systems and associated consumables. These systems are specifically designed for use in genetic variation detection and single- and double-strand DNA/RNA analysis and purification. These systems have broad applicability to genetic research and molecular diagnostics. To date there have been approximately one thousand systems installed in over 30 countries around the world.

For more information about the innovative genomics research tools developed and marketed by Transgenomic, please visit the company’s Web site at www.transgenomic.com.

Forward-Looking Statement

Certain statements in this press release constitute “forward-looking statements” of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward-looking statements include, but are not limited to, those with respect to management’s current views and estimates of future economic circumstances, industry conditions, company performance and financial results. The known risks, uncertainties and other factors affecting these forward-looking statements are described from time to time in Transgenomic’s reports to the Securities and Exchange Commission. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this press release. All information in this press release is as of the date of the release and Transgenomic does not undertake any duty to update this information, including any forward-looking statements, unless required by law.

For confirmation of release or further information, please contact:

Mitchell L. Murphy
Transgenomic Inc.
402-452-5418
mmurphy@transgenomic.com

Robert J. Pogulis, Ph.D.
Transgenomic Inc.
845-782-9617
rpogulis@transgenomic.com